Exhibit 99.1

NEW FORTRESS ENERGY ANNOUNCES PROPOSED OFFERING OF $1.5  BILLION OF SENIOR SECURED NOTES

NEW YORK--(BUSINESS WIRE)—March 23, 2021—New Fortress Energy Inc. (NASDAQ: NFE) (the “Company”) announced today that it intends to offer $1.5 billion aggregate principal amount of senior secured notes due September 2026 (the “Notes”) in a private offering, subject to market and other conditions.

Subject to certain exceptions and thresholds, the Notes will be guaranteed on a senior secured basis by each domestic subsidiary and foreign subsidiary that is a wholly-owned restricted subsidiary of the Company that is a guarantor under its existing senior secured notes. The Notes will be secured by substantially the same collateral as the Company’s existing first lien obligations under its existing senior secured notes.

The Company intends to use a portion of the net proceeds from this offering to fund the cash consideration for its previously announced acquisition of Golar LNG Partners L.P. and pay related fees and expenses. The Company intends to use any remaining proceeds from this offering for general corporate purposes, including making investments in developing projects. The Notes will be subject to a special mandatory redemption.

The Notes and the guarantees thereof will be offered in the United States to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside of the United States under Regulation S under the Securities Act.  The Notes and the guarantees thereof will not be registered under the Securities Act or any state securities laws, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About New Fortress Energy Inc.

New Fortress Energy is a global energy infrastructure company founded to help accelerate the world’s transition to clean energy. The company funds, builds and operates natural gas infrastructure and logistics to rapidly deliver fully integrated, turnkey energy solutions that enable economic growth, enhance environmental stewardship and transform local industries and communities.

Cautionary Language Regarding Forward-Looking Statements

This press release contains forward-looking statements, including but not limited to statements regarding the consummation of the offering or the Company’s anticipated use of the net proceeds from the offering.  All statements contained in this press release other than historical information are forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results.  In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “targets,” “potential” or “continue” or the negative of these terms or other comparable terminology.  Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties.  Actual events or results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors.

All forward-looking statements speak only as of the date on which it is made.  When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in our annual, quarterly and other reports we file with the SEC.  We undertake no duty to update these forward-looking statements, even though our situation may change in the future.  Furthermore, we cannot guarantee future results, events, levels of activity, performance, projections or achievements.

IR:
Alan Andreini
(212) 798-6128
aandreini@fortress.com

Joshua Kane
(516) 268-7455
jkane@newfortressenergy.com

Media:
Jake Suski
(516) 268-7403
press@newfortressenergy.com
Source: New Fortress Energy Inc.